On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
                           Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Common Stock Fund Class A                          Strong Advisor Common Stock Fund Class A
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Common Stock Fund Class B                          Strong Advisor Common Stock Fund Class B
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Common Stock Fund Class C                          Strong Advisor Common Stock Fund Class C
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Common Stock Fund Class Z                          Strong Advisor Common Stock Fund Class Z
------------------------------------------------------------------------ -----------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
                           Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Large Cap Fund Class A                    Strong Advisor Endeavor Large Cap Fund Class A
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Large Cap Fund Class B                    Strong Advisor Endeavor Large Cap Fund Class B
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Endeavor Large Cap Fund Class C                    Strong Advisor Endeavor Large Cap Fund Class C
------------------------------------------------------------------------ -----------------------------------------------------

































       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------------------------
                                   Before                                                                After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Wells
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                     Target Funds     Acquiring Fund*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Fund                           Strong Advisor    Strong Blue Chip     Wells Fargo        Wells Fargo          Wells Fargo
                                 Focus Fund            Fund           Growth Fund      Advantage Large      Advantage Large
                                                                                        Company Fund         Company Fund
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                             113,416                   -         9,614,528          9,136,049                11,741,584
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                             146,305                   -           600,938          4,721,058                 4,829,591
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                              21,133                   -                 -            592,034                   592,034
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -         42,786,098                43,483,664
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -         2,099,735          1,055,462                 1,055,462
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -          11,122,341                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -                 2,963,752
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                            $724,634                   -      $115,605,061       $411,571,874              $528,949,205
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                            $915,446                   -        $4,890,229       $191,839,332              $196,729,561
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                            $132,190                   -                 -        $24,102,082               $24,102,082
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -     $1,831,150,498            $1,861,005,652
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -       $29,855,154        $45,157,984               $45,157,984
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -        $126,842,039                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                 -                  -              $126,842,039
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation            ($6,664)        ($6,153,196)       $21,387,228        $76,720,601               $91,947,969
(deprecation)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized       ($3,571,103)      ($140,063,161)     ($51,572,336)     ($411,601,756)            ($606,808,356)
losses
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------------------------

























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


----------------------------------------------------------------------------------------------------------------
                                   Before                                                 After Reorganization
                               Reorganization
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                         Acquiring
                                                                          Fund*
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Fund                           Strong Advisor     Strong Technology      Wells Fargo     Wells Fargo Advantage
                              Technology Fund          100 Fund          Specialized          Specialized
                                                                       Technology Fund      Technology Fund
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class A                             101,209                   -           23,156,233                 23,408,102
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class B                              61,176                   -            6,403,092                  6,403,092
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class C                              17,070                   -            1,333,084                  1,333,084
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Investor Class                            -          21,063,747                    -                          -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                    -                 19,982,571
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net Asset:
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class A                            $652,719                   -         $105,711,365               $106,861,184
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class B                            $388,934                   -          $28,235,865                $28,235,865
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class C                            $108,166                   -           $5,870,967                 $5,870,967
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Investor Class                            -         $91,223,166                    -                          -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Class Z                                   -                   -                    -                $91,223,166
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation             $15,142          $6,722,237          $12,828,868                $19,566,247
(deprecation)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($615,380)      ($244,134,021)       ($211,529,703)             ($456,279,104)
losses
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
----------------------------------------------------------------------------------------------------------------